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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported) October 6, 2000
                                                 ---------------



                          HomeSeekers.com, Incorporated

             (Exact Name of Registrant as Specified in its Charter)

         Nevada                        0-23835                 87-0397464

(State or Other Jurisdiction       (Commission               (IRS Employer
    of Incorporation)              File Number)             Identification No.)

 6490 South McCarran Blvd., Suite D-28, Reno, Nevada              89509

      (Address of Principal Executive Offices)                  (Zip Code)

Registrant's telephone number, including area code: (775) 827-6886
                                                    --------------

                                       N/A

          (Former Name or Former Address, if Changed Since Last Report)


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Item 5.  Other Events.

RESTATEMENT OF UNAUDITED QUARTERLY FINANCIAL RESULTS

         As described in Note 4 to the consolidated financial statements as of June 30, 1999 and 2000 and for each of the years in the two-year period ended June 30, 2000, the Company entered into various agreements with BuySellBid.com, a related company, which included the purchase and sale of advertising on their respective websites. Subsequent to the issuance of the Company's financial results for the second and third quarters in fiscal year 2000, it was determined that these advertising arrangements should be treated as a non-monetary exchange resulting in advertising revenue being netted with advertising expenses, instead of being reported as revenue.

         The Company has also reevaluated the recognition of revenue in connection with two separate advertising and marketing agreements in which it has received $1,050,000 as of June 30, 2000, and for which it reported revenue of approximately $676,000 in the third quarter. The Company has elected to defer and recognize the amounts received over the three and five year contractual terms of the arrangements.

         Summarized unaudited quarterly financial information for the years 2000 and 1999 are noted below (in thousands, except per share amounts):


                                             2ND QUARTER       2ND QUARTER     3RD QUARTER       3RD QUARTER
                           1ST QUARTER       AS REPORTED        RESTATED       AS REPORTED        RESTATED     4TH QUARTER
                           -----------       -----------       -----------    -------------     ------------   -----------
Fiscal year 2000
   Revenues...........        $1,443          $2,712           $2,574           $4,312           $3,396         $ 3,677
   Loss from
     operations.......        $2,751          $5,119           $4,923           $5,203           $5,786         $12,052
   Net loss...........        $2,638          $4,983           $4,787           $5,101           $5,684         $11,925
   Basic and diluted net
     loss per share...        $ 0.17          $ 0.30           $ 0.28           $ 0.29           $ 0.32          $ 0.70

         The above restatements do not affect previously reported net cash flows for the quarterly periods.


                                       1ST QUARTER           2ND QUARTER           3RD QUARTER            4TH QUARTER
                                     --------------         --------------       ---------------         --------------
Fiscal year 1999
   Revenues....................           $ 375                $1,068                 $1,130                 $ 846
   Loss from operations........           $ 957                 $ 597                 $ 993                  $2,612
   Net loss....................           $ 963                 $ 587                 $ 726                  $2,566
   Basic and diluted net
     loss per share............           $ 0.14               $ 0.08                 $ 0.11                 $ 0.20

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)  Exhibits.
              ---------

              Exhibit No.        Description
              -----------        -----------

                   23.1          Consent of Ernst & Young LLP.

                   23.2          Consent of Albright, Persing & Associates, LTD.

                   99.1 HomeSeekers.com, Incorporated's Consolidated Financial Statements as of June 30, 1999 and 2000 and for each of the years in the two-year period ended June 30, 2000 (incorporated by reference pages F-1 to F-28 of HomeSeekers.com Incorporated's Annual Report on Form 10-KSB for the fiscal year ended June 30, 2000).

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   October 6, 2000

                                          HomeSeekers.com, Incorporated


                                          By: /s/ Gregory L. Costley
                                              --------------------------------
                                              Gregory L. Costley, Chairman and
                                              Chief Executive Officer


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                                  EXHIBIT INDEX

  Exhibit No.                 Description
  -----------                 ------------
     23.1                     Consent of Ernst & Young LLP.

     23.2                     Consent of Albright, Persing & Associates, LTD.

     99.1                     HomeSeekers.com, Incorporated's Consolidated
                              Financial Statements as of June 30, 1999 and 2000 and for each of the years in the two-year period ended June 30, 2000 (incorporated by reference pages F-1 to F-28 of HomeSeekers.com
                              Incorporated's Annual Report on Form 10-KSB for the fiscal year ended June 30, 2000).